Rule 497(e)

File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-4899	PremierSolutions New Jersey Institutions of Higher Education

Supplement dated June 23, 2022 to your Prospectus

Fund Liquidation and Termination

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination (the “Liquidation”) pursuant to which it is expected that the MassMutual Select BlackRock Global Allocation Fund (the “Fund”) will be dissolved. Effective on or about June 24, 2022 (the “Liquidation Date”), shareholders of each Fund will receive proceeds in proportion to the number of shares held by them on the Liquidation Date.

Prior to the Liquidation Date, you are permitted to make one special transfer of all your Participant Account value invested in a Fund Sub-Account to other investment options currently offered under your Contract. In addition, you must re-direct all future Contributions in a Fund Sub-Account to another Sub-Account available under your Contract. This one special transfer will not be counted towards any limitations on transfers under your Contract.

Effective as of the close of business on the Liquidation Date, any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account values or allocations to a Fund Sub-Account will be terminated.

Upon completion of the Liquidation, all references in the Prospectus to the Fund will be hereby deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.